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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   MAY 7, 2003
                                 Date of Report
                        (Date of earliest event reported)


                                RSTAR CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                     0-27029                   91-1836242
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


1560 SAWGRASS CORPORATE PARKWAY, SUITE #200
              SUNRISE, FLORIDA                                      33323
  (Address of Principal Executive Offices)                        (ZIP Code)



        Registrant's telephone number, including area code: 954-858-1600



          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.


     On May 2nd, 2003, rStar Corporation, (the "CORPORATION") announced that its Board of Directors determined it was in the best interests of the Corporation to agree to extend by three (3) months or ninety (90) days, the transfer of certain entities and shares from Gilat Satellite Networks Ltd.'s ("Gilat") subsidiaries to the Corporation (hereinafter referred to as the "Amendment to the Closing Agreement"). The Amendment to Closing Agreement, extends the deadline to either transfer to StarBand Latin America (Holland) B.V. ("SLA") (i) the shares held by Gilat To Home Latin America (Netherlands Antilles) N.V. ("GTHLA ANTILLES") and Gilat in Gilat Colombia S.A. E.S.P ("Gilat Colombia"), and (ii) the shares held by Gilat To Home Latin America (Holland) N.V. in Gilat To Home Peru S.A. ("GTH PERU", and together with Gilat Colombia, the "Entities") or transfer the shares held by Gilat Satellite Networks (Holland) B.V. in Gilat To Home Latin America (Netherlands Antilles) N.V. ("GTHLA ANTILLES") to the Corporation, by three (3) months from May 2nd, 2003 to August 2nd, 2003.

     As stated in Section 3.5(a) of the Closing Agreement, entered into by and between, the Corporation, by Gilat To Home Latin America (Holland) N.V. and Gilat, dated as of August, 2, 2002, this obligation stems from the Corporation's acquisition of the StarBand Latin America (Holland) B.V.'s ("SLA") businesses and entities from Gilat. Although the legal transfer has not taken place within nine (9) months from August 2, 2002 (the "CLOSING DATE"), the Corporation has effectively received all of the economic benefits and businesses of these entities. The extension by three (3) months permits Gilat sufficient amount of time to properly transfer and convey shares and entities to SLA, given that the entities to be transferred, are organized under the laws of various Latin American jurisdictions.

     On Friday, May 2nd, 2003, the Corporation held meetings of the Audit Committee and the Board of Directors, where a quorum of the majority of the members of the Board of Directors and all the members of the Corporation's Audit Committee, voted in favor of the Amendment to the Closing Agreement, thereby extending the transfer and conveyance of the SLA entities to the Corporation by August 2nd, 2003.


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(c)           Exhibits

EXHIBIT NO.                          DESCRIPTION
------------- ------------------------------------------------------------------
99.1 Amendment to Closing Agreement, by and between, Gilat-To-Home Latin America (Holland) N.V., rStar Corporation, and Gilat Satellite Networks Ltd., dated May, 2nd, 2003.





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                RSTAR CORPORATION


Date: May 7, 2003                               By:    /s/ SAMER SALAMEH
      --------------------                             -------------------------
                                                Name:  Samer F. Salameh
                                                Title: Chief Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.                             DESCRIPTION
-------------   ----------------------------------------------------------------
1               Amendment to Closing Agreement, by and between, Gilat-To-Home
                Latin America (Holland) N.V., rStar Corporation, and Gilat
                Satellite Networks Ltd., dated May, 2nd, 2003.



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